JOHCM Global Equity Fund

Institutional Shares (Ticker: JOGIX)
Class I Shares (Ticker: JOGEX)
Class II Shares

A Series of DundeeWealth Funds

Summary Prospectus

March 21, 2013

Before you invest, you may want to review the Fund’s prospectus (“Prospectus”), which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.dundeewealthus.com/en/Fund-Investors/Legal-Documents. asp. You can also get this information at no cost by calling 1-888-572-0968 or by sending an e-mail request to  inquiries@dundeewealthus.com.  The Fund’s Prospectus, dated March 21, 2013, and the Fund’s Statement of Additional Information (“SAI”), dated March 21, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective:  The investment objective of the JOHCM Global Equity Fund (the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you pay if you buy and hold Fund shares.

Shareholder Fees
(fees paid directly from your investment)	Institutional Shares	Class I Shares	Class II
Shares
	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%
Other Expenses1	0.49%	0.59%	0.74%
Shareholder Servicing Fee	None	0.10%	0.25%
Total Annual Fund Operating Expenses2	1.44%	1.54%	1.69%
Fee Waivers and Reimbursements	(0.36)%	(0.36)%	(0.36)%
Total Annual Fund Operating Expenses After Fee Waivers2	1.08%	1.18%	1.33%

1	“Other Expenses” are estimated for the current fiscal year.
2
DundeeWealth US, LP (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.08%, 1.18% and 1.33% for Institutional Shares, Class I Shares and Class II Shares, respectively, until March 31, 2014.  If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $1,000,000 in Institutional Shares of the Fund, $25,000 in Class I Shares of the Fund and $10,000 in Class II Shares of the Fund (the minimum initial investment for Class II Shares is $2,000) for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $1,000,000 in Institutional Shares of the Fund, $25,000 in Class I Shares of the Fund and $10,000 in Class II Shares of the Fund would be:

	1 Year	3 Years
Institutional Shares	$11,012	$42,016
Class I Shares	$301	$1,128
Class II Shares	$135	$498

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategy: The Fund invests, under normal circumstances, at least 80% of its assets in common stock of U.S. and foreign companies. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. The Fund may invest in U.S and foreign companies of any size, including small and mid-capitalization companies. The Fund normally will invest in at least three countries (one of which may be the United States) with at least 40% of its assets invested in countries other than the U.S. The Fund may invest at least 30% of its assets outside the U.S. when market conditions are unfavorable. Typically, the Fund invests in a number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.

To achieve its investment objective, JO Hambro Capital Management Ltd. (the “Sub-Adviser”) seeks to identify and make investments in U.S. and foreign companies based on a multi-dimensional investment process. They consider a number of factors including growth, valuation, size, momentum, and beta. The Fund utilizes a core style with a modest growth tilt (growth at a reasonable price, or “GARP”) over all capitalization ranges. The Fund seeks those stocks, sectors and countries with positive earnings surprises, sustainably high or increasing return on equity, and attractive valuations.

The investment process utilizes a combination of bottom-up investing and top-down asset allocation and is not benchmark constrained. Bottom-up investing utilizes techniques such as fundamental analysis to assess growth and value potential. In conducting fundamental analysis of companies that are being considered for purchase by the Fund, the management team will evaluate among other things, the financial condition and management of a company, its industry, stability of the country in which the company is headquartered and the interrelationship of these variables over time. As part of this evaluation, the Sub-Adviser may without limitation analyze financial data and other information sources and conduct company interviews.

Top-down asset allocation utilizes evaluations of, among other things, economic factors including country risk, sector trends within individual countries and regions, and currency impact.

Principal Risks of Investing in the Fund: Since it primarily purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Price volatility is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers.  In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments.

The Fund may also invest in emerging market countries. Developing countries may impose restrictions on the Fund’s ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country.

JOHCM Global Equity Fund Summary Prospectus

The small and mid capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and midcap companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, small and midcap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on global stocks.

Performance Information: The bar chart and performance table have been omitted because the Fund has not commenced operations as of the date of this Prospectus. The Fund intends to compare its performance to the Morgan Stanley Capital International ACWI Index.

Investment Adviser: DundeeWealth US, LP, 1055 Westlakes Drive, Suite 301, Berwyn, PA 19312.

Investment Sub-Adviser: JO Hambro Capital Management Ltd.

Portfolio Managers:

Christopher J.D. Lees, CFA	Nudgem Richyal, CFA
Senior Fund Manager	Fund Manager
JO Hambro Capital Management Ltd.	JO Hambro Capital Management Ltd.
Length of Service: Since Inception	Length of Service: Since Inception

Purchasing, Selling and Exchanging Fund Shares: To purchase Institutional Shares of the  Fund for the first time, you must invest at least $1,000,000. To purchase Class I Shares of the Fund for the first time, you must invest at least $25,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $2,000. There is no minimum for subsequent investments. Approved brokers and other institutions that purchase shares on behalf of their clients may have their own minimum and subsequent investment requirements. The Fund may waive minimum investment requirements for initial and subsequent purchases of shares by eligible retirement account investors, participants in third-party distribution platforms and in certain other instances at the Fund’s discretion.

You may purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”). The price of shares issued by the Fund is based on the net asset value next determined after the Fund receives your purchase order.

Purchase and Redemption by Mail:

Regular Mail Address:	Express Mail Address:

DundeeWealth Funds	DundeeWealth Funds
C/O BNY Mellon Investment Servicing (US) Inc.	C/O BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9679	4400 Computer Drive
Providence, RI 02940-9679	Westborough, MA 01581

Purchase by Wire: To open an account by wire or to add to an existing account by wire, please call 1-888-572-0968 for instructions.

Tax Information: The Fund intends to make distributions at least annually that may be taxed as ordinary income or capital gains. Additionally, you will recognize gain or loss when you redeem shares. However, the distributions and any gains will not be taxable if you invested through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan account or an individual retirement account, though such amounts may be taxable to you when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

JOHCM Global Equity Fund Summary Prospectus